Putnam Research Fund
The fund's portfolio
4/30/20 (Unaudited)

COMMON STOCKS (98.5%)(a)
	Shares	Value
Aerospace and defense (1.6%)
Boeing Co. (The)	2,109	$297,411
General Dynamics Corp.	6,449	842,368
Lockheed Martin Corp.	1,026	399,176
Northrop Grumman Corp.	4,723	1,561,754
Raytheon Technologies Corp.	31,594	2,047,607

		5,148,316
Air freight and logistics (0.3%)
FedEx Corp.	7,531	954,705

		954,705
Airlines (0.2%)
Southwest Airlines Co.	22,343	698,219

		698,219
Banks (1.6%)
Citigroup, Inc.	104,853	5,091,661

		5,091,661
Beverages (1.8%)
Coca-Cola Co. (The)	28,246	1,296,209
PepsiCo, Inc.	34,894	4,616,127

		5,912,336
Biotechnology (3.6%)
AbbVie, Inc.	55,145	4,532,919
Amgen, Inc.	3,081	737,037
Biogen, Inc.(NON)	7,186	2,133,021
Gilead Sciences, Inc.	16,177	1,358,868
Regeneron Pharmaceuticals, Inc.(NON)	2,857	1,502,439
Vertex Pharmaceuticals, Inc.(NON)	6,534	1,641,341

		11,905,625
Building products (1.3%)
Carrier Global Corp.(NON)	102,822	1,820,977
Fortune Brands Home & Security, Inc.	27,899	1,344,731
Johnson Controls International PLC	39,129	1,139,045

		4,304,753
Capital markets (4.8%)
Apollo Global Management, Inc.	44,089	1,785,164
Charles Schwab Corp. (The)	68,823	2,596,004
E*Trade Financial Corp.	44,941	1,825,054
Goldman Sachs Group, Inc. (The)	21,363	3,918,402
Intercontinental Exchange, Inc.	21,178	1,894,372
KKR & Co., Inc. Class A	72,977	1,839,750
Partners Group Holding AG (Switzerland)	1,135	893,419
Quilter PLC (United Kingdom)	629,997	977,965

		15,730,130
Chemicals (1.4%)
Albemarle Corp.(S)	4,444	272,995
Dow, Inc.(S)	22,485	824,975
DuPont de Nemours, Inc.	10,001	470,247
Eastman Chemical Co.	6,255	378,490
Ecolab, Inc.	2,620	506,970
Linde PLC	2,121	390,243
Sherwin-Williams Co. (The)	3,477	1,864,958

		4,708,878
Commercial services and supplies (0.2%)
Waste Management, Inc.	7,079	708,042

		708,042
Construction materials (0.1%)
Summit Materials, Inc. Class A(NON)	11,286	170,531

		170,531
Containers and packaging (0.5%)
Avery Dennison Corp.	4,815	531,528
Ball Corp.	10,442	684,891
Packaging Corp. of America	5,143	497,071

		1,713,490
Diversified financial services (1.1%)
Berkshire Hathaway, Inc. Class B(NON)	18,413	3,449,860

		3,449,860
Electric utilities (3.1%)
American Electric Power Co., Inc.	24,414	2,029,048
Exelon Corp.	53,622	1,988,303
NextEra Energy, Inc.	10,188	2,354,651
NRG Energy, Inc.	110,522	3,705,803

		10,077,805
Electrical equipment (0.8%)
Eaton Corp. PLC	29,896	2,496,316

		2,496,316
Entertainment (4.3%)
Activision Blizzard, Inc.	128,501	8,189,369
Live Nation Entertainment, Inc.(NON)(S)	52,848	2,371,290
Netflix, Inc.(NON)	8,017	3,365,937

		13,926,596
Equity real estate investment trusts (REITs) (0.8%)
Gaming and Leisure Properties, Inc.(R)	97,323	2,748,402

		2,748,402
Food and staples retail (2.1%)
Costco Wholesale Corp.	7,177	2,174,631
Walmart, Inc.	37,360	4,541,108

		6,715,739
Food products (1.0%)
ConAgra Foods, Inc.	37,096	1,240,490
McCormick & Co., Inc. (non-voting shares)	5,402	847,250
Mondelez International, Inc. Class A	22,933	1,179,674

		3,267,414
Health-care equipment and supplies (3.4%)
Abbott Laboratories	18,762	1,727,793
Baxter International, Inc.	23,670	2,101,423
Boston Scientific Corp.(NON)	63,605	2,383,915
Cooper Cos., Inc. (The)	3,083	883,896
Danaher Corp.	12,279	2,007,125
Edwards Lifesciences Corp.(NON)	719	156,383
Hologic, Inc.(NON)	1,794	89,879
Medtronic PLC	10,803	1,054,697
Stryker Corp.	1,671	311,525
Zimmer Biomet Holdings, Inc.	3,809	455,937

		11,172,573
Health-care providers and services (3.7%)
Centene Corp.(NON)	20,354	1,355,169
Cigna Corp.	22,640	4,432,459
Humana, Inc.	2,497	953,405
Laboratory Corp. of America Holdings(NON)	3,243	533,311
UnitedHealth Group, Inc.	15,978	4,673,086

		11,947,430
Hotels, restaurants, and leisure (1.7%)
Aramark	19,311	527,383
Chipotle Mexican Grill, Inc.(NON)	1,945	1,708,780
Hilton Worldwide Holdings, Inc.	18,052	1,366,717
Wynn Resorts, Ltd.	12,481	1,067,500
Yum China Holdings, Inc. (China)	15,644	758,108

		5,428,488
Household products (2.4%)
Clorox Co. (The)	1,654	308,372
Colgate-Palmolive Co.	8,311	584,014
Procter & Gamble Co. (The)	58,828	6,934,056

		7,826,442
Industrial conglomerates (1.0%)
3M Co.	5,935	901,645
General Electric Co.	90,122	612,830
Honeywell International, Inc.	3,596	510,272
Roper Technologies, Inc.	3,722	1,269,314

		3,294,061
Insurance (2.8%)
American International Group, Inc.	77,564	1,972,452
Assured Guaranty, Ltd.	97,628	2,902,480
AXA SA (France)	78,248	1,388,775
Prudential PLC (United Kingdom)	195,591	2,780,024

		9,043,731
Interactive media and services (5.7%)
Alphabet, Inc. Class A(NON)	8,528	11,484,658
Facebook, Inc. Class A(NON)	34,172	6,995,350

		18,480,008
Internet and direct marketing retail (5.4%)
Amazon.com, Inc.(NON)	6,273	15,519,402
Booking Holdings, Inc.(NON)	1,503	2,225,297

		17,744,699
IT Services (6.0%)
Fidelity National Information Services, Inc.	50,051	6,601,226
Fiserv, Inc.(NON)	30,573	3,150,853
Mastercard, Inc. Class A	16,639	4,575,226
Visa, Inc. Class A	28,707	5,130,515

		19,457,820
Leisure products (0.3%)
Hasbro, Inc.	13,529	976,929

		976,929
Life sciences tools and services (0.9%)
Bio-Rad Laboratories, Inc. Class A(NON)	983	432,618
Thermo Fisher Scientific, Inc.	7,553	2,527,838

		2,960,456
Machinery (0.8%)
Deere & Co.	6,249	906,480
Otis Worldwide Corp.(NON)	22,591	1,150,082
Parker Hannifin Corp.	3,256	514,839

		2,571,401
Media (1.4%)
Charter Communications, Inc. Class A(NON)	9,157	4,534,821

		4,534,821
Metals and mining (0.9%)
Anglo American PLC (United Kingdom)	48,114	857,605
Freeport-McMoRan, Inc. (Indonesia)	172,570	1,523,793
Newmont Corp.	9,602	571,127

		2,952,525
Multi-utilities (0.9%)
Ameren Corp.	15,106	1,098,962
CMS Energy Corp.	11,172	637,809
Dominion Energy, Inc.	15,344	1,183,483

		2,920,254
Multiline retail (0.9%)
Dollar General Corp.	2,483	435,270
Target Corp.	22,820	2,504,267

		2,939,537
Oil, gas, and consumable fuels (2.1%)
BP PLC (United Kingdom)	660,382	2,604,212
Cairn Energy PLC (United Kingdom)(NON)	351,792	496,252
Cenovus Energy, Inc. (Canada)	495,333	1,797,070
Enterprise Products Partners LP	5,687	99,864
Phillips 66	17,584	1,286,621
Williams Cos., Inc. (The)	27,675	536,065

		6,820,084
Pharmaceuticals (4.1%)
Bristol-Myers Squibb Co.	8,516	517,858
Eli Lilly and Co.	3,428	530,106
Johnson & Johnson	29,737	4,461,739
Merck & Co., Inc.	43,438	3,446,371
Mylan NV(NON)	42,062	705,380
Pfizer, Inc.	70,772	2,714,814
Zoetis, Inc.	8,265	1,068,747

		13,445,015
Professional services (1.3%)
Clarivate Analytics PLC (United Kingdom)(NON)	127,103	2,920,827
CoStar Group, Inc.(NON)	2,220	1,439,137

		4,359,964
Road and rail (0.9%)
Union Pacific Corp.	19,315	3,086,344

		3,086,344
Semiconductors and semiconductor equipment (4.0%)
Cree, Inc.(NON)(S)	46,976	2,026,075
NVIDIA Corp.	17,481	5,109,347
NXP Semiconductors NV	35,167	3,501,578
Texas Instruments, Inc.	21,719	2,520,924

		13,157,924
Software (8.6%)
Adobe, Inc.(NON)	14,818	5,240,238
Dassault Systemes SA (France)	3,633	531,692
Microsoft Corp.	109,862	19,688,364
Salesforce.com, Inc.(NON)	17,931	2,903,925

		28,364,219
Specialty retail (2.9%)
Advance Auto Parts, Inc.	3,648	441,080
Burlington Stores, Inc.(NON)	2,882	526,513
CarMax, Inc.(NON)(S)	18,310	1,348,532
Home Depot, Inc. (The)	29,183	6,415,299
TJX Cos., Inc. (The)	11,764	577,024

		9,308,448
Technology hardware, storage, and peripherals (3.8%)
Apple, Inc.	37,862	11,123,856
HP, Inc.	89,487	1,387,943

		12,511,799
Textiles, apparel, and luxury goods (0.8%)
Levi Strauss & Co. Class A	29,667	382,408
lululemon athletica, Inc. (Canada)(NON)	1,763	393,995
NIKE, Inc. Class B	20,777	1,811,339

		2,587,742
Tobacco (0.6%)
Altria Group, Inc.	48,439	1,901,231

		1,901,231
Trading companies and distributors (0.6%)
United Rentals, Inc.(NON)	9,071	1,165,624
Yellow Cake PLC 144A (United Kingdom)(NON)	317,643	880,157

		2,045,781

Total common stocks (cost $276,030,574)		$321,568,544

U.S. TREASURY OBLIGATIONS (0.1%)(a)
	Principal amount	Value
U.S. Treasury Notes 1.75%, 11/15/29(i)	$219,000	$243,701

Total U.S. treasury obligations (cost $243,701)		$243,701

SHORT-TERM INVESTMENTS (3.9%)(a)
		Principal amount/ shares	Value
Putnam Cash Collateral Pool, LLC 0.40%(AFF)	Shares	6,604,550	$6,604,550
Putnam Short Term Investment Fund 0.64%(AFF)	Shares	5,137,700	5,137,700
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.22%(P)	Shares	440,000	440,000
U.S. Treasury Bills 1.547%, 6/4/20(SEGSF)		$181,001	180,985
U.S. Treasury Bills 1.565%, 6/11/20(SEGSF)		83,001	82,990
U.S. Treasury Cash Management Bills 0.129%, 7/14/20(SEG)(SEGSF)		69,000	68,990
U.S. Treasury Bills 1.569%, 6/18/20(SEG)(SEGSF)		64,000	63,994

Total short-term investments (cost $12,578,699)			$12,579,209
TOTAL INVESTMENTS

Total investments (cost $288,852,974)			$334,391,454

	FORWARD CURRENCY CONTRACTS at 4/30/20 (aggregate face value $29,516,924) (Unaudited)
	Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
	Bank of America N.A.
		British Pound	Sell	6/17/20	$5,329,024	$5,468,022	$138,998
		Canadian Dollar	Sell	7/15/20	1,292,661	1,283,556	(9,105)
	Barclays Bank PLC
		British Pound	Sell	6/17/20	5,027,066	5,158,594	131,528
		Canadian Dollar	Sell	7/15/20	322,123	320,043	(2,080)
	Citibank, N.A.
		Canadian Dollar	Sell	7/15/20	892,935	886,728	(6,207)
		Euro	Sell	6/17/20	2,465,136	2,512,444	47,308
	Goldman Sachs International
		British Pound	Sell	6/17/20	1,334,051	1,369,054	35,003
		Canadian Dollar	Buy	7/15/20	1,682,040	1,671,654	10,386
	HSBC Bank USA, National Association
		Chinese Yuan (Offshore)	Sell	5/20/20	1,332,800	1,346,183	13,383
		Euro	Buy	6/17/20	305,455	301,151	4,304
	JPMorgan Chase Bank N.A.
		Canadian Dollar	Sell	7/15/20	1,093,481	1,087,039	(6,442)
		Swiss Franc	Sell	6/17/20	714,662	705,909	(8,753)
	State Street Bank and Trust Co.
		British Pound	Buy	6/17/20	2,301,395	2,221,745	79,650
		Canadian Dollar	Buy	7/15/20	473,018	470,134	2,884
		Israeli Shekel	Buy	7/15/20	2,099	2,015	84
	UBS AG
		British Pound	Buy	6/17/20	1,657,297	1,518,738	138,559
		Euro	Buy	6/17/20	305,455	301,184	4,271
	WestPac Banking Corp.
		British Pound	Sell	6/17/20	2,525,753	2,591,603	65,850
		Euro	Buy	6/17/20	305,455	301,128	4,327

	Unrealized appreciation						676,535

	Unrealized (depreciation)						(32,587)

	Total						$643,948
*	The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
S&P 500 Index E-Mini (Long)	1	$145,622	$145,120	Jun-20	$5,755

Unrealized appreciation					5,755

Unrealized (depreciation)					—

Total					$5,755

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 4/30/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
$2,399,564	$2,656,894	$—	12/15/20	1 month USD-LIBOR-BBA minus 0.58% — Monthly	Russell 2000 Total Return Index — Monthly	$(257,158)

Upfront premium received		—	Unrealized appreciation			—

Upfront premium (paid)		—	Unrealized (depreciation)			(257,158)

Total		$—			Total	$(257,158)

Notes to the fund's portfolio
Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from August 1, 2019 through April 30, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $326,535,464.
(NON)	This security is non-income-producing.
(AFF)	Affiliated company. For investments in Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 7/31/19	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 4/30/20
Short-term investments
	Putnam Cash Collateral Pool, LLC*#	$1,386,200	$38,871,734	$33,653,384	$34,858	$6,604,550
	Putnam Short Term Investment Fund**	791,779	54,679,990	50,334,069	107,209	5,137,700

	Total Short-term investments	$2,177,979	$93,551,724	$83,987,453	$142,067	$11,742,250
* No management fees are charged to Putnam Cash Collateral Pool, LLC. There were no realized or unrealized gains or losses during the period.
# The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. The fund received cash collateral of $6,604,550, which is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. The rate quoted in the security description is the annualized 7-day yield at the close of the reporting period. At the close of the reporting period, the value of securities loaned amounted to $6,139,986.
** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(SEG)	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $84,988.
(SEGSF)	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $301,968.
(i)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts.
(P)	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
(R)	Real Estate Investment Trust.
(S)	This security is on loan, in part or in entirety, at the close of the reporting period.
At the close of the reporting period, the fund maintained liquid assets totaling $227,854 to cover certain derivative contracts.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
The dates shown on debt obligations are the original maturity dates.
Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under ASC 820. If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.
Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.
Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
Futures contracts: The fund used futures contracts to equitize cash.
The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as“variation margin”.
For the fund's average number of futures contracts, see the appropriate table at the end of these footnotes.
Forward currency contracts: The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts were used to hedge foreign exchange risk.
The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.
For the fund's average contract amount on forward currency contracts, see the appropriate table at the end of these footnotes.
Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.
To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund's custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund's portfolio.
Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
At the close of the reporting period, the fund had a net liability position of $226,964 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $301,968 and may include amounts related to unsettled agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$36,941,425	$—	$—
Consumer discretionary	38,985,843	—	—
Consumer staples	25,623,162	—	—
Energy	6,820,084	—	—
Financials	33,315,382	—	—
Health care	51,431,099	—	—
Industrials	29,667,902	—	—
Information technology	73,491,762	—	—
Materials	9,545,424	—	—
Real estate	2,748,402	—	—
Utilities	12,998,059	—	—

Total common stocks	321,568,544	—	—
U.S. treasury obligations	—	243,701	—
Short-term investments	5,577,700	7,001,509	—

Totals by level	$327,146,244	$7,245,210	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$643,948	$—
Futures contracts	5,755	—	—
Total return swap contracts	—	(257,158)	—

Totals by level	$5,755	$386,790	$—
* Common stock classifications are presented at the sector level, which may differ from the fund's portfolio presentation.
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund's net assets and were not considered a significant portion of the fund's portfolio.
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$27,400,000
OTC total return swap contracts (notional)	$3,000,000

For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com